UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 18, 2015
(Date of earliest event reported)

Yuma Energy, Inc.
(Exact name of registrant as specified in its charter)

CALIFORNIA	001-32989	94-0787340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 West Loop South, Suite 1825
Houston, Texas 77027
(Address of principal executive offices) (Zip Code)

(713) 968-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                      Regulation FD Disclosure.

On June 18, 2015, Yuma Energy, Inc. (the “Registrant”) posted to its website a slideshow presentation, which is attached hereto as Exhibit 99.1. The Registrant has determined that from time to time it may make presentations to investors and others in the investment banking community utilizing this slideshow, with immaterial modifications. Furthermore, the Registrant may make these presentations to other parties in the normal course of business which may include commercial banks, potential institutional investment partners, acquisition candidates, asset sellers and vendors. The information contained in the presentation materials is summary information that is intended to be considered in the context of the Registrant’s filings with the Securities and Exchange Commission and other public announcements that it may make, by press release or otherwise, from time to time.

Some of the matters discussed in the presentation materials contain forward-looking statements that involve uncertainties and risks related to: volatile oil and natural gas prices; operational risks in exploring for, developing and producing crude oil and natural gas; uncertainties involving geology of oil and natural gas deposits; uncertainties associated with oil and natural gas reserve estimates; uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; and the Registrant’s need to replace production and acquire or develop additional oil and natural gas reserves, among other matters. Actual results could differ materially from those projected and the Registrant cautions readers not to place undue reliance on the forward-looking statements contained in, or made in connection with, the presentation materials.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Registrant makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Slideshow Presentation dated June 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUMA ENERGY, INC.

	By:	/s/ Sam L. Banks
	Name:	Sam L. Banks
Date: June 18, 2015	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slideshow Presentation dated June 2015.